                                                                    EXHIBIT 25.1

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)____

             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.


180 EAST FIFTH STREET
ST. PAUL, MN                                                  55101
(Address of principal executive offices)                   (Zip Code)


                                 Julie Eddington
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
            (Name, address and telephone number of agent for service)

                                  HARMONIC INC.
                     (Issuer with respect to the Securities)

                                  HARMONIC INC.
             (Exact name of Registrant as specified in its charter)

DELAWARE                                               77-0201147
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


549 Baltic Way
Sunnyvale, CA                                            94089
(Address of Principal Executive Offices)               (Zip Code)

                                 DEBT SECURITIES
                       (TITLE OF THE INDENTURE SECURITIES)

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

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

          a) Name and address of each examining or supervising authority to which it is subject.
                      Comptroller of the Currency
                      Washington, D.C.

          b)   Whether it is authorized to exercise corporate trust powers.
                      Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                None

ITEMS 3-15     Items 3-15 are not applicable because to the best of the
               Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

          1.   A copy of the Articles of Association of the Trustee.*

          2. A copy of the certificate of authority of the Trustee to commence business.*

          3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

          4.   A copy of the existing bylaws of the Trustee.*

          5.   A copy of each Indenture referred to in Item 4. Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

          7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

      * Incorporated by reference to Registration Number 333-67188.


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

                                      NOTE

        The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 6th day of March, 2002.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Julie Eddington
                                                --------------------------------
                                                Julie Eddington
                                                Assistant Vice President

By: /s/ Joel Geist
    ----------------------------
    Joel Geist
    Vice President

                                    EXHIBIT 6

                                     CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  March 6, 2002


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Julie Eddington
                                                --------------------------------
                                                Julie Eddington
                                                Assistant Vice President

By: /s/ Joel Geist
    --------------------------------
    Joel Geist
    Vice President

                                    EXHIBIT 7
                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2001
                                    ($000'S)

                                                          12/31/2002
                                                          ----------

ASSETS

    Cash and Due From Depository Institutions            $  9,775,116
    Federal Reserve Stock                                           0
    Securities                                             26,316,516
    Federal Funds                                           1,261,731
    Loans & Lease Financing Receivables                   109,012,892
    Fixed Assets                                            1,414,464
    Intangible Assets                                       8,158,687
    Other Assets                                            6,637,699
                                                         ------------
        TOTAL ASSETS                                     $162,577,105

LIABILITIES

    Deposits                                             $104,077,584
    Fed Funds                                               4,365,180
    Treasury Demand Notes                                           0
    Trading Liabilities                                       313,719
    Other Borrowed Money                                   25,030,765
    Acceptances                                               201,492
    Subordinated Notes and Debentures                       5,348,437
    Other Liabilities                                       3,894,231
                                                         ------------
    TOTAL LIABILITIES                                    $143,231,408

EQUITY

    Minority Interest in Subsidiaries                    $    981,870
    Common and Preferred Stock                                 18,200
    Surplus                                                12,068,893
    Undivided Profits                                       6,276,734
                                                         ------------
        TOTAL EQUITY CAPITAL                              $19,345,697

TOTAL LIABILITIES AND EQUITY CAPITAL                     $162,577,105

--------------------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Julie Eddington
    ------------------------------
    Assistant Vice President


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